UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 27, 2006


                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        000-28167                52-2126573
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


600 Telephone Ave, Anchorage, Alaska                              99503
--------------------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code 907 - 297 - 3000
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On July 27, 2006, Alaska Communications Systems Group, Inc. reported its financial results for the quarter ended June 30, 2006. The press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01       Financial Statements and Exhibits


Exhibit No.     Description
-----------     -----------
Exhibit 99.1    Alaska Communications Systems Group, Inc. Press Release dated
                July 27, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 27, 2006             Alaska Communications Systems Group, Inc.

                                /s/ David Wilson____________
                                David Wilson,
                                Senior Vice President and
                                Chief Financial Officer